EXECUTION COPY

Exhibit 10.16

COMMITMENT INCREASE SUPPLEMENT

May 24, 2024

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Mark Giannini

Phone: 201-761-8663

Re: Bain Capital Private Credit (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Revolving Credit Agreement, dated as of December 29, 2023 (as amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of May 24, 2024, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of May 24, 2024, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and Sumitomo Mitsui Banking Corporation (in such capacity, the “Increasing Lender”) agrees that, effective upon the satisfaction of the conditions set forth in Sections 2.08(e)(i) and (ii) of the Credit Agreement (the “Commitment Increase Date”), the Multicurrency Commitment of the Increasing Lender under the Credit Agreement shall be increased from $50,000,000 to $75,000,000 as of the date hereof. The Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby, including, without limitation, the increase of the Increasing Lender’s Multicurrency Commitment from $50,000,000 to $75,000,000.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter. This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis. The parties hereto hereby agree that this Response Letter is a Commitment Increase Supplement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

sumitomo mitsui banking corporation,

as Increasing Lender

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

BAIN CAPITAL PRIVATE CREDIT

By: /s/ Amit Joshi
Name: Amit Joshi
Title: Chief Financial Officer

ACKNOWLEDGED, ACCEPTED

CONSENTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,

as Administrative Agent

By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

Joinder Lender Agreement (SMBC Increase)